EXHIBIT 32.2

CFO CERTIFICATION OF PERIODIC REPORT

I, Kevin T. Michaels, Senior Vice President, Finance and Chief Financial Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Amendment No. 1 to Annual Report on Form 10-K of the Company for the annual period ended January 2, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2005	By:	/s/ KEVIN T. MICHAELS
Kevin T. Michaels
Senior Vice President, Finance and Chief Financial Officer
Powerwave Technologies, Inc.